Exhibit 99.1

July 29, 2024 CONFIDENTIAL - DO NOT DISTRIBUTE 1

# DISCLAIMERS

**Important Information for Investors**

This investor presentation (this "Presentation") (references to which shall be deemed to include any information which has been or may be supplied in writing or orally in connection herewith or in connection with any further enquiries) relates to a proposed business combination (the "Transaction") between Chain Bridge I ("CBRG") and Phytanix Bio (together with its subsidiaries and affiliates, "Phytanix"). This Presentation does not contain all of the information that should be considered with respect to the proposed Transaction. This Presentation is for informational purposes only and is not intended to form any basis of any investment decision or any other decision in respect of the proposed Transaction. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.

**Industry and Market Data**

The views and statements provided in this Presentation are based on information derived from Phytanix's internal estimates and research, studies, publications, surveys and other information provided by third parties and also from publicly available sources. In this Presentation, Phytanix and CBRG rely on, and refer to, publicly available information and statistics regarding market participants in the sector in which Phytanix competes and other industry data. Any comparison of Phytanix to any other entity assumes the reliability of the information available to Phytanix. Neither Phytanix nor CBRG has independently verified the accuracy or completeness of these sources.

**Cautionary Language Regarding Forward Looking Statements**

This Presentation includes "forward-looking statements." Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Phytanix' and CBRG's expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: plans for preclinical studies, clinical trials and research and development programs; size of anticipated target markets; the anticipated timing of the results from those studies and trials; expectations regarding regulatory approvals; Phytanix' and CBRG's expectations with respect to future performance and anticipated financial impacts of the Transaction; the satisfaction of the closing conditions to the Transaction; and the timing of the completion of the Transaction. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by Phytanix and its management, and CBRG and its management, as the case may be, are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Phytanix' and CBRG's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Phytanix and CBRG.

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# DISCLAIMERS

Phytanix

CONFIDENTIAL - DO NOT DISTRIBUTE

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the ability of the parties to successfully or timely consummate the Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transaction or that the approval of the shareholders of CBRG is not obtained; (iii) failure to realize the anticipated benefits of the Transaction; (iv) risks relating to the uncertainty of projected performance with respect to Phytanix; (v) future global, regional or local economic and market conditions; (vi) the development, effects and enforcement of laws and regulations; (vii) Phytanix's ability to manage future growth; (viii) changes in the market for Phytanix's products and services; (ix) the amount of redemption requests made by CBRG's public stockholders; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that may be instituted against CBRG, Phytanix, the combined company or others following the announcement of the Transaction and any definitive agreements with respect thereto; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement with respect to the Transaction or the inability of CBRG or Phytanix to satisfy the conditions to closing the Transaction; (xii) changes to the proposed structure of the Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transaction; (xiii) the ability to meet stock exchange listing standards following the consummation of the Transaction; (xiv) the risk that the pendency of the Transaction or time required to consummate the Transaction disrupts current plans and operations of Phytanix; (xv) the evolution of the market in which Phytanix operates; (xvi) the ability of Phytanix to commercialize product candidates and achieve market acceptance of such product candidates; (xvii) the ability of Phytanix to defend its intellectual property; (xviii) the ability of Phytanix to satisfy regulatory requirements; and (xix) those factors discussed in CBRG's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on March 29, 2023 under the heading "Risk Factors," and other documents of CBRG and Phytanix filed, or to be filed, with the SEC. If any of these risks materialize or CBRG's or Phytanix' assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CBRG nor Phytanix presently know or that CBRG and Phytanix currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CBRG's and Phytanix' expectations, plans or forecasts of future events and views as of the date of this Presentation. CBRG and Phytanix anticipate that subsequent events and developments will cause CBRG's and Phytanix' assessments to change. However, while CBRG and Phytanix may elect to update these forward-looking statements at some point in the future, CBRG and Phytanix specifically disclaim any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing CBRG's and Phytanix' assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

**No Offer or Solicitation**

This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities to be offered in any transaction contemplated hereby have not been approved or disapproved by the SEC, any state securities commission or other United States or foreign regulatory authority, and will be offered and sold solely in reliance on an exemption from the registration requirements provided by the Securities Act and rules and regulations promulgated thereunder (including Regulation D or Regulation S under the Securities Act). This document does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy in any state or other jurisdiction to any person to whom it is unlawful to make such offer or solicitation. Consequently, this Presentation does not contain all the information which would be required to be contained in such a prospectus or disclosure document such as, for example, details of the assets and liabilities, financial position, profits and losses and prospects of any of the entities referred to in this Presentation. The material provided in this Presentation is provided for the information of recipients and does not constitute an invitation or inducement to such persons to enter any investment activity relating to those entities. Phytanix and CBRG have not considered the objectives, financial position or needs of any recipient. The recipient should obtain and rely upon his or her own professional advice from their tax, legal, accounting, financial and other professional advisors in respect of the recipient's objectives, financial position or needs before making any investment decision based on information contained in this Presentation.

Neither this Presentation nor any of its contents may be reproduced or used for any other purpose without the prior written consent of Phytanix and CBRG. In accepting this Presentation, the recipient agrees that it is provided solely for its use in connection with providing background information on Phytanix and considering the Transaction and that it is not to be used for any other purpose. Should a security described in this Presentation be denominated in a currency other than the recipient's home currency, a change in exchange rates may adversely affect the price of, value of, or income derived from the security. Neither this Presentation nor any of its contents is represented to comply with nor is to be construed to comply with any of the legal requirements in any jurisdiction in respect of an offer to buy or sell or a solicitation of an offer to buy or sell securities.

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DISCLAIMERS Participants in the Solicitation  CBRG, Phytanix and their respective directors and executive officers may be deemed under SEC rules to be participants in the sol icitation of proxies of CBRG’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regardin g t he names and interests of CBRG’s directors and officers in the Transaction in CBRG’s filings with the SEC, including CBRG’s Annual Report. Information regardi ng the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CBRG’s stockholders in connection with the Transaction will be set f ort h in the proxy statement/prospectus contained in the registration statement on Form S - 4 for the Transaction.  Additional Information and Where to Find It  Phytanix intends to file with the SEC a registration statement on Form S - 4 that will include a preliminary proxy statement/prosp ectus to be distributed to stockholders of CBRG in connection with CBRG’s solicitation of proxies for the vote by its stockholders with respect to the Transaction. A fte r the registration statement has been filed and declared effective by the SEC, CBRG will mail the definitive proxy statement/prospectus to all CBRG stockholders as of a rec ord date to be established for voting on the Transaction and other matters as may be described in the registration statement. CBRG and Phytanix also will file other d ocu ments regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of CBRG are urged to carefully read the entire reg ist ration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC, as well as any amendments or sup plements to these documents, in connection with the Transaction as they become available because they will contain important information about the proposed T ran saction. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant d ocu ments filed or that will be filed with the SEC by CBRG or Phytanix through the website maintained by the SEC at www.sec.gov . In addition, the documents filed by CBRG may be obtained free of charge by written request to CBRG at 8 the Green, #17538, Dover Delaware, Attention: CEO. CONFIDENTIAL - DO NOT DISTRIBUTE 4

# CANNABINOID & CANNABIS-BASED PHARMACEUTICALS: Market Opportunity

Phytanix

- **The development of cannabinoid medicines offers the potential for high return on investment**
- **GW Pharma acquired by Jazz Pharmaceuticals for US $7.2 Billion[1]**
    - Epidiolex (DS, LGS & TSC indication – orphan epilepsy indications
    - Sativex (not approved in the USA; approved in Europe)
- **Cannabinoids ARE approvable as medicines by FDA & Other International Regulators**
    - Marinol®, Nabilone®, Epidiolex®, Sativex®; Syndros®
- **Cannabinoid Market Size is potentially very large**

  **1) Pharmaceuticals (Human & Veterinary)**
    - The global cannabis pharmaceuticals market size was estimated at **$1.69 billion USD in 2023** and is projected to grow at a compound annual growth rate (CAGR) of 32.6% from 2024 to 2030.[2]

  **2) Cosmetic ingredients**
    - Ingredients may be sold with appropriate approval
    - Exploitation of the sector comes down to:
        - Regulatory approval
        - Cost of Goods
        - IP protection


Bloomberg

Deals

**Jazz Pharma to Buy Cannabinoid-Drug Maker for $7.2 Billion**

By Timothy Annett and Tiffany Kary
February 3, 2021, 12:50 PM GMT *Updated on February 3, 2021, 3:25 PM GMT*

- Terms represent 50% premium for U.K.-based GW Pharmaceuticals
- GW's Epidiolex was first cannabis-derived drug cleared by FDA

The all-electric XC40

1. https://investor.jazzpharma.com/news-releases/news-release-details/jazz-pharmaceuticals-completes-acquisition-gw-pharmaceuticals#:~:text=DUBLIN%20%2C%20May%205%2C%202021%20%2F,of%20cannabinoid%2Dbased%20prescription%20medicines.
2. https://www.grandviewresearch.com/industry-analysis/cannabis-pharmaceuticals-market

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# SCIENTIFIC TEAM

Phytanix



## Colin Stott - Chief Operating Officer

- Medicinal & Pharmaceutical Chemist / Preclinical & Clinical Development Specialist
- 19 years with GW Pharma as R & D Operations Director (17 years) and latterly Scientific Affairs Director (International Division, 2 years)
- Intimately involved in the invention and development of both **Sativex® (THC/CBD) and Epidiolex® (CBD)**
- Unrivalled knowledge of how to develop high value cannabinoid medicines



## Dominic Schiller – Chief IP Counsel

- Dominic is a qualified European Patent Attorney
- 19 years as external IP counsel to GW Pharma
- Provided strategic direction, created and managed GW Pharma's IP portfolio
- Big Pharma work with GSK, Compass Pathways and advisor to several investment funds



## Guy Webber – Preclinical Development Director

- Vastly experienced Drug Metabolism and Pharmacokinetic (DMPK) scientist, who has worked in drug metabolism for over 25 years in both contract research and with pharmaceutical companies.
- He is an expert in Absorption, Distribution, Metabolism and Excretion (ADME) and the potential for Drug-Drug Interactions (DDIs) of pharmaceutical medicines, particularly with regard to cannabinoid medicines.
- Former ADME Projects Manager at GW Pharmaceuticals (now Jazz Pharmaceuticals), and has worked in the area of cannabinoid medicines for more than 15 years, and, as a contractor, was closely involved in the ADME evaluation of both Sativex® and Epidiolex®.



## Dr. Tamás Bíró – Scientific Advisor

- Dr. Tamás Bíró is a world expert in cannabinoids and the skin
- He is a co-author on GW Pharma's dermatology patents with Colin Stott and Dr. Vincenzo di Marzo
- He is the former Professor and Chair of the Department of Immunology at the University of Debrecen in Hungary and former Head of the DE-MTA Lendület Cellular Physiology Group of the Hungarian Academy of Sciences located at the Department of Physiology at University of Debrecen.
- Former Director of Applied Resaearch at Phytecs Inc.

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PHYTANIX’S THERAPEUTIC AREAS OF FOCUS: CONFIDENTIAL - DO NOT DISTRIBUTE INDICATION 1 TREATMENT OF BLADDER PAIN SYNDROME (PAIN & URINARY SYMPTOMS) INDICATION 2 DEVELOPMENT OF A “SIMPLIFIED”CANNABIS EXTRACT (akin to SATIVEX®) DEVELOP AS PER FDA & EMA GUIDANCE (akin to SATIVEX®) TREATMENT OF TREATMENT - RESISTANT FOCAL SEIZURES IN ADULTS (SEIZURES) DEVELOPMENT OF A CHEMICALLY SYNTHESIZED STILBENOID *NEW CHEMICAL ENTITY (with potential for 20 year patent life) DEVELOP AS PER FDA & EMA GUIDANCE (akin to EPIDIOLEX®) 7

BLADDER PAIN SYNDROME (BPS) INDICATION: Estimated Project Specific Costs Through Development Lifecycle Bladder Pain Syndrome (BPS) Indication Amended from: Valuing drugs and biotech companies (baybridgebio.com) Project Specific Direct Costs to Start of Phase 1  $7.1M USD; 15 Months Project Specific Direct Costs to Start of Phase 2  $9.0M USD; 21 Months Project Specific Direct Costs to Start of Phase 3  $16.8M USD; 36+ Months Assumptions: 1) Only 1 Ph 1 study required to progress to Ph2 – others to be conducted in parallel with Ph 2 & Ph 3 2) Assume only 1 Ph 2 study required before progression to Ph 3 3) Assume Ph 3 will be conducted with Licensing Partner Major Inflexion Point 1 Major Inflexion Point 2 Major Inflexion Point 3 Indication Value at LAUNCH (US $ Billions) PBS $4.123 CONFIDENTIAL - DO NOT DISTRIBUTE 8

# RATIONALE FOR SELECTION OF BPS INDICATION: Commercial Rationale

Phytanix

**1) Large potential market**

- 3 to 8 million women in the United States may have IC - That is about 3 to 6% of ALL WOMEN in the US[1]
- 1 to 4 million men may have IC too[1]

**2) There are very few FDA approved treatments for Bladder Pain Syndrome (BPS) / Interstitial cystitis (IC)**

- The last oral medication was ELMIRON® in 1996[2];
- before that it was RIMSO-50 ® (1978)[3]

**3) ELMIRON® Price**

- Elmiron still sells for $11.99 USD per 100mg capsule[4]
- The recommended dose of ELMIRON® is 300 mg/day taken as one 100 mg capsule orally three times daily[5]
- Annual cost >$13,000 per patient per year.[4]

**4) There remains a high unmet medical need**

- ELMIRON® causes macular issues (Vision dimming, Difficulty reading, Difficulty adjusting to low light)[5]
- There are now ELMIRON® lawsuits emerging across the USA[6]

**5) Cannabinoid clinical trials (with Sativex®) have shown benefit in:**

- Randomised, controlled clinical trials of neuropathic pain[7, 8, 9]
- Randomised, controlled clinical trials of bladder dysfunction[10]


ELMIRON
(pentosan polysulfate sodium)
• Approved through Orphan Act
• Prescribed for osteoarthritis and interstitial cystitis (painful bladder syndrome)
• Manufactured by Janssen/current NDA holder
• NO generics


RIMSO-50
dimethyl sulfoxide



1. Interstitial Cystitis Association Website: (https://www.ichelp.org/understanding-ic/learn-about-ic/who-gets-ic/)
2. FDA Website: https://www.accessdata.fda.gov/scripts/opdlisting/oopd/detailedIndex.cfm?cfgridkey=1784
3. https://onlinelibrary.wiley.com/doi/epdf/10.1111/iju.14505
4. https://www.drugs.com/price-guide/elmiron
5. https://www.accessdata.fda.gov/drugsatfda_docs/label/2020/020193s014lbl.pdf
6. https://www.lawsuit-information-center.com/elmiron-lawsuit-update.html
7. Rog et al. 2005
8. Nurmikko et al. 2007
9. Berman et al. 2004
10. Kavia et al. 2010

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RATIONALE FOR SELECTION OF BPS INDICATION: Preclinical Rationale (1) • Cannabinoid receptors are found in the bladder 1 • Cannabinoid receptor expression in the bladder is altered in bladder overactivity 2 • CB1 Knockout mice have a higher urinary frequency and more spontaneous activity than normal (Wild Type (WT)) mice 3 • In vitro, CBD Botanical Extract (containing approx. 4% THC) reduced bladder contractility in rat and human tissue 4 • In vitro, a number of phytocannabinoids (CBD, CBDV, CBG, THCV but not CBC) reduced bladder contractility in mouse tissue 5 CONFIDENTIAL - DO NOT DISTRIBUTE 10 1. Tyagi et al. 2009. Differential expression of functional cannabinoid receptors in human bladder detrusor and urothelium. J Urol. 2009 Apr;181(4):1932 - 8. 2. Bakali , E., McDonald, J., Elliott, R.A. et al. 2016. Cannabinoid receptor expression in the bladder is altered in detrusor overactivi ty. Int Urogynecol J 27, 129 – 139 (2016). 3. Fullhase et al. 2013. Bladder function in a cannabinoid receptor type 1 knockout mouse. BJU International, 113(1), 144 - 151. https://doi.org/10.1111/bju.12350 4. Capasso et al. 2011. Inhibitory Effect of Standardized Cannabis sativa Extract and Its Ingredient Cannabidiol on Rat and Human Bladder Contractility. Urology 77(4):1006.e9 - 1006.e15 5. Pagano et al. 2015. Effect of Non - psychotropic Plant - derived Cannabinoids on Bladder Contractility: Focus on Cannabigerol . Nat Prod Commun . Jun;10(6):1009 - 1012.

# RATIONALE FOR SELECTION OF BPS INDICATION: Preclinical Rationale (2)

Phytanix

- In vivo a CB1 & CB2 receptor agonist CP55,940 increased the micturition (urinary) interval by 46% and threshold pressure by 124%[1]
- In vivo, a non-selective cannabinoid agonist significantly reduced the afferent nerve activity in mice with Cyclophosphamide (CYP)-induced inflamed bladders at bladder pressures above 20 mmHg[2]
- In vivo, administration of a non-selective cannabinoid receptor agonist (10 mg/kg Ajulemic acid) significantly suppressed CYP-induced urinary frequency, as evidenced by the increase in the Inter-contraction Interval[3]
- CB2 agonist (JWH-133) activated CB2 receptors and decreased severity of CYP-induced cystitis and reduced bladder inflammation in mice[4]

1. Gratske et al. 2009. Distribution and function of cannabinoid receptors 1 and 2 in the rat, monkey and human bladder. J Urol. 2009 Apr;181(4):1939-48. doi: 10.1016/j.juro.2008.11.079. Epub 2009 Feb 23.
2. Walczak & Cervero 2011. Local activation of cannabinoid CB1 receptors in the urinary bladder reduces the inflammation-induced sensitization of bladder afferents. Mol Pain. 2011 May 9;7:31. doi: 10.1186/1744-8069-7-31
3. Hiragata et al. 2007. Effects of IP-751, ajulemic acid on bladder overactivity induced by bladder irritation in rats. Urology. 2007 Jul;70(1):202-8.
4. Liu et al. 2020. Cannabinoid receptor 2 activation decreases severity of cyclophosphamide-induced cystitis via regulating autophagy. Neurourol Urodyn. 2020 Jan;39(1):158-169.

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RATIONALE FOR SELECTION OF BPS INDICATION: Clinical Rationale Randomized Controlled Clinical Trial (RCT) Pain Data CONFIDENTIAL - DO NOT DISTRIBUTE 12

RATIONALE FOR SELECTION OF BPS INDICATION: RCT Pain Data CONFIDENTIAL - DO NOT DISTRIBUTE 13

# RATIONALE FOR SELECTION OF BLADDER PAIN SYNDROME INDICATION
## Clinical Rationale:

Phytanix

### 1. An open-label study of Sativex and THC Extract demonstrated activity after 8 weeks treatment in MS patients with bladder dysfunction

- Patients took extracts containing delta-9-tetrahydrocannabinol (THC) and cannabidiol (CBD; 2.5 mg of each per spray) for eight weeks followed by THC-only (2.5 mg THC per spray) for a further eight weeks, and then into a long-term extension.
- 21 patients were recruited and data from 15 were evaluated. Urinary urgency, the number and volume of incontinence episodes, frequency and nocturia all decreased significantly following treatment (P <0.05, Wilcoxon's signed rank test). However, daily total voided, catheterized and urinary incontinence pad weights also decreased significantly on both extracts. Patient self-assessment of pain, spasticity and quality of sleep improved significantly (P <0.05, Wilcoxon's signed rank test) with pain improvement continuing up to median of 35 weeks.
- Brady et al. 2004. An open-label pilot study of cannabis-based extracts for bladder dysfunction in advanced multiple sclerosis. Mult Scler. 2004; 10: 425-433

### 2. A randomised, double-blind, placebo controlled clinical trial Sativex in 135 MS patients

- **Sativex produced statistically significant decrease from baseline in a number of urinary parameters**
- Sativex produced statistically significant decrease from baseline in Total number of voids per 24 hours, Number of daytime voids, Number of episodes of nocturia, bladder symptom severity and patient global impression of change (after 8 weeks)
- Kavia et al. 2010. Randomized controlled trial of Sativex to treat detrusor overactivity in multiple sclerosis. Mult Scler. 2010 Nov;16(11):1349-59.

### 3. A randomised, double-blind, placebo controlled clinical trial (CAMS-LUTS study) of cannabis extract and THC in 630 MS patients

- **A cannabis extract and THC produced statistically significant decrease from baseline in urge incontinence episode rate (after 15 weeks)**
- In the CAMS-LUTS study, 630 MS patients received oral administration of cannabis extract, Delta(9)-tetrahydrocannabinol (THC) or matched placebo.
- All three groups showed a significant reduction, p<0.01, in adjusted urge incontinence episode rate from baseline to the end of treatment: cannabis extract, 38%; THC, 33%; and placebo, 18%. Both active treatments showed significant effects over placebo (cannabis extract, p=0.005; THC, p=0.039).
- Freeman et al. 2006. The effect of cannabis on urge incontinence in patients with multiple sclerosis: a multicentre, randomised placebo-controlled trial (CAMS-LUTS). Int Urogynecol J Pelvic Floor Dysfunct. 2006; 17: 636-641.

### 4. Survey of BPS / IC patients by Dr. Mary Lynch and team suggested that cannabis was effective in patients with BPS / IC.

- Total of n=97 patients surveyed: n=44 were cannabis users, n=53 were non-users (Single Center study)
- **Of the 45 patients who responded to the question as to whether cannabis was effective, 37 said it was slightly effective or better (82%): 36% (Slightly Effective); 36% Effective, 11% Very Effective**
- Of the 48 patients who responded to the "Negative Side Effects" question: 60% said they had none. [27% mild, 6% moderate, 6% severe side effects]
- Of the 44 patients who responded to the question about any medication changes: 61% reported no change, 27% reported a decrease in medication and 18% discontinued medication. No-one reported an increase in medication.

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CONFIDENTIAL - DO NOT DISTRIBUTE 15 All but one of the secondary endpoints were statistically in favour of THC: CBD in this study RATIONALE FOR SELECTION OF BPS INDICATION: Randomised, Controlled Trials (RCTs) - Bladder Data SATIVEX has already shown to be effective in an RCT of Bladder Dysfunction ( Kavia et al. 2010)

# INTELLECTUAL PROPERTY PROTECTION FOR BPS INDICATION

Phytanix

- Dominic Schiller built a robust and effective Intellectual Property position covering Sativex (a cannabis-based medicine made from complex cannabis extracts) used to tread spasticity in MS and Epidiolex (a highly purified CBD) used to treat seizures in Dravet Syndrome (DS), Lennox-Gastaut Syndrome (LGS) and Tuberous Sclerosis Complex (TSC)
- At a minimum, a medicine comprising of a new extract would be entitled to regulatory data exclusivity *
  - 5 years in the USA; 10 years in Europe

  ** Data exclusivity. = Period of time during which an applicant cannot rely on the data in support of another marketing authorisation for the purposes of submitting an application, obtaining marketing authorisation or placing the product on the market (i.e.: generics, hybrids, biosimilars)*
- The same principles apply to the approach we will take for the extract we take into BPS/IC
- We expect to create new IP providing an extended period of protection (potentially up to 25 years in Europe using patents and SPC protection (patent extension based on approval).
- Example of patented plant extracts obtained include:
  - WO2004016277 (Sativex): Link to patent WO2004016277
  - WO2011032502 (Reducose – a mulberry extract for pre-diabetes): Link to patent WO2011032502
- Can protect
  - Extraction methodology (process patent) – here we will look to access to new IP (unpublished from Unified Science)
  - The extract per se (i.e. the composition of the extract) - (argue inventive step based on simplification)
  - Formulation patents (e.g. Nano4m and next generation IP for a modified extract)
  - Medical use patents
    - Support required (e.g. Efficacy data from an in vivo model of BPS / IC (e.g. CYP-induced IC)) – possibly with comparator drug

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CANNABIS BASED MEDICINES CAN SUCCESSFULLY GET THROUGH CLINICAL PHASE 1: Single & Multiple Dose Study CONFIDENTIAL - DO NOT DISTRIBUTE 17

CANNABIS BASED MEDICINES CAN SUCCESSFULLY GET THROUGH CLINICAL PHASE 1: Fed v Fasted Pk Study CONFIDENTIAL - DO NOT DISTRIBUTE 18

TYPICAL PHARMACEUTICAL DEVELOPMENT TIMELINE: Time From Project Start To Regualtory Application For Clinical Phase 1 CONFIDENTIAL - DO NOT DISTRIBUTE 19

# POTENTIAL MANUFACTURING PARTNERS FOR PRODUCT DEVELOPMENT

Phytanix

## BPS / IC Project



**United Science Holdings (Osceola, Wisconsin)**

- Capable of producing Botanical Extracts and Ingredients/ High Purity Isolates
- Cannabinoids, Terpenes, Flavonoids, Alkaloids, Xanthins
- Extraction Equipment (can handle up to 3 Tons/Day Biomass)
- Continuous Manufacturing Operations (Wiped Film Distillation)
- Chromatography Separations (Up to 100Kg / hour): Cannabinoids, Alkaloids
- Formulation & Laboratory Support

## Epilepsy Project

curia

**Curia (formerly Albany Molecular Research, Inc. (AMRI), NY)**

- Well known CDMO – synthesized cannabinoid APIs
- Capable of undertaking Custom API Manufacturing
- Fermentation
- Finished Dosage Forms & Lipid Nanoparticles

Purisys™

**Purisys (formerly Noramco Inc. (Wilmington, Delaware)**

- Well known CDMO – synthesized cannabinoid APIs
- Specialize in: Process Development, Synthetic Chemistry, Analytical Capabilities, Small Scale Manufacturing, Regulatory Capabilities
- Specialize in Controlled Substance API manufacturing
- Cannabinoid APIs, Psychedelics & Other Controlled Substances

Sterling

**Sterling Pharma Solutions (North Carolina, USA; Wisconsin USA; Various locations, UK)**

- Full-service API development, scale up and cGMP contract manufacturing services from grams to tonnes
- Support for drug discovery process, from initial screening to lead optimisation
- Analytical services to support the entire molecule lifecycle
- Multidisciplinary approach to early scale-up

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POTENTIAL CRO PARTNERS FOR PRECLINICAL / PRODUCT DEVELOPMENT (formerly Covance) – UK, Germany, US, Singapore & China locations • Labcorp did much of the preclinical development for Sativex and all of it for Epidiolex. • Very experienced in the setup, validation and bioanalysis of cannabinoids in plasma samples from preclinical studies UK, Germany & USA locations • Evotec have an integrated platform approach from API availability to Clinical Phase 1 approval UK location • Sequani did much of the early preclinical development for Sativex. Various Locations: UK, USA & China • Pharmaron did all of the ADME / DMPK for Sativex and Epidiolex (UK) Various Locations: UK, USA, Canada, France & Netherlands • Unknown whether Charles River has any experience of developing cannabinoids • GW Pharma did not use Charles River during the Sativex and Epidiolex developments CONFIDENTIAL - DO NOT DISTRIBUTE 21

TREATMENT - RESISTANT FOCAL SEIZURES IN ADULTS ( T RFSA) INDICATION: Estimated Project Specific Costs Through Development Lifecycle Amended from: Valuing drugs and biotech companies (baybridgebio.com)  $7.5M USD; 15 Months  $9.0M USD; 21 Months  $17.2M USD; 36+ Months Assumptions: 1) Only 1 Ph 1 study required to progress to Ph2 – others to be conducted in parallel with Ph 2 & Ph 3 2) Assume only 1 Ph 2 study required before progression to Ph 3 3) Assume Ph 3 will be conducted with Licensing Partner 4) Assume Ph 2 will take at least 18 months Major Inflexion Point 1 Major Inflexion Point 2 Major Inflexion Point 3 Treatment - Resistant Focal Seizures Indication (TRFS) Indication Value at LAUNCH (US $ Billions) TRFSA $2.506 CONFIDENTIAL - DO NOT DISTRIBUTE Project Specific Direct Costs to Start of Phase 1 Project Specific Direct Costs to Start of Phase 2 Project Specific Direct Costs to Start of Phase 3 22

RATIONALE FOR SELECTION OF TRFSA INDICATION: Commercial Rationale: CONFIDENTIAL - DO NOT DISTRIBUTE 23 1) Large potential market • In a systematic review and meta - analysis of the prevalence and incidence of epilepsy: • active generalized epilepsy was found to be the most prevalent (4.33 per 1,000 individuals) 1 , while • active focal seizures accounted for 2.99 per 1,000 individuals 1 2) There is a recent precedent with regard to FDA approved treatments for TRFSA • XCOPRI approved by the FDA in November 2019 2 • ONTOZRY (European Name for XCOPRI) approved by EMA in March 2021 3 3) XCOPRI® Price • XCOPRI® sells for more than $14,000 USD per patient per year in the USA 4 4) There remains a high unmet medical need • EPIDIOLEX® is approved in its current indications (not include TRFSA) at relatively high doses (10 or 20mg/kg/day) 5 • It has a sesame oil base and is a 100mg/mL CBD concentration 5 • Daily adult dose at 20mg/kg/day = approx. 1500mg CBD per day (= 15mL of oily solution ) 5 5) PHYTANIX DEVELOPMENT CANDIDATE EFFECTIVE IN IN VIVO MODEL of SEIZURE: • Similar in vivo model to that used for CBD - To be tested in other models 6 • Potency / Bioavailability likely to be improved by further modification 1. Fiest et al. 2017 Neurology 2017;88:296 – 303 2. https://www.fda.gov/news - events/press - announcements/fda - approves - new - treatment - adults - partial - onset - seizures 3. https://www.ema.europa.eu/en/medicines/human/EPAR/ontozry#:~:text=Ontozry%20received%20a%20marketing%20authorisation,EU%20on% 202 6%20March%202021 . 4. Xcopri Prices , Coupons, Copay & Patient Assistance - Drugs.com 5. https://www.accessdata.fda.gov/drugsatfda_docs/label/2022/210365s015lbl.pdf 6. Phytanix Inc. Data on File

RATIONALE FOR SELECTION OF TRFSA INDICATION: Preclinical Rationale: CONFIDENTIAL - DO NOT DISTRIBUTE 24 0 100 200 300 400 500 600 700 Vehicle Diazepam (30mg/kg) Product 1 (200mg/kg) Product 2 (200mg/kg) CBD (100mg/kg) Latency to Tonic Hindlimb Seizure (seconds) Tonic Hindlimb Seizures **** *** **** ****P <0.0001 ***P <0.0006 ns P=0.1578 ns • Product 1 & Product 2 invented by Colin Stott (as Phytotherapeutix Ltd, a UK subsidiary of Phytanix Inc. ) • Patent filed for Products 1 and 2 • Product 1 has “1 st Medical Use” IP • Product 2 is a New Chemical Entity • Similar “next - generation” products in development with view to selecting lead candidate • Phytanix believes that these and similar products will behave like CBD • Possible that such products will have similar wide pharmacology as CBD • Possibility to develop for a range of indications including: • CNS disorders such as epilepsy, psychosis, depression, neurodegenerative disorders etc. • Other disorders: cardioprotection , metabolic disorders etc. Amended from Published Patent Application No.: US63003270 / WO2021198692(A1)

RATIONALE FOR SELECTION OF TRFSA INDICATION: Clinical Rationale (1) CONFIDENTIAL - DO NOT DISTRIBUTE CBD IS EFFECTIVE IN MULTIPLE RANDOMIZED, DOUBLE - BLIND PLACEBO - CONTROLLED CLINICAL STUDIES OF SEZIURE 25

RATIONALE FOR SELECTION OF TRFSA INDICATION: Clinical Rationale (2) CONFIDENTIAL - DO NOT DISTRIBUTE 26

Kochen et al. 2023: CBD as an adjuvant treatment in adults with drug - resistant focal epilepsy • Worsening (increase number of seizures), • Non - responders = (decrease number of seizures between 0 – 50%), • R esponders (decrease number of seizures by 50% or more) CONFIDENTIAL - DO NOT DISTRIBUTE 27 • The initial dose was 250 mg/day. • The median dose, at the end of the trial was 335 mg/day. • The subgroup of the 38 responding patients ended with a mean of 329 mg/day. • 20 patients (53%) completed the trial with a dose of 250 mg/d of CBD • 12 patients (32%) = 375 mg/day • 6 patients (16%) = 500 mg/d. • While patients in the non - responders group had a mean dose of • 350 mg/day • The worsening group ended with 500 mg/day of CBD

Jazz Pharmaceuticals: CBD in Focal Seizures : American Epilepsy Society (AES) 2023 • Effect of CBD (Epidiolex®) in Treatment resistant Focal Seizures • CBD (Epidiolex®) produces a 62% reduction in focal seizures after 144 weeks of treatment (Expanded Access Program) • At least 50% reduction (responder rate) was reported in 51% – 72% of patients for focal seizures at 12 - week visit windows through 144 weeks CONFIDENTIAL - DO NOT DISTRIBUTE 28

Park et al. AES 2023: Long - Term Effectiveness of CBD Against Focal - Onset Seizures in Treatment - Resistant Epilepsies (TRE) CONFIDENTIAL - DO NOT DISTRIBUTE 29

Park et al. AES 2023: Long - Term Effectiveness of CBD Against Focal - Onset Seizures in Treatment - Resistant Epilepsies (TRE) CONFIDENTIAL - DO NOT DISTRIBUTE 30 • CBD (Epidiolex®) produces a 94% reduction in Focal Aware Seizures (FAS) after 144 weeks of treatment (Expanded Access Program) • CBD (Epidiolex®) produces a 78% reduction in Focal Impaired Awareness Seizures (FIAS) after 144 weeks of treatment (Expanded Access Program) • CBD (Epidiolex®) produces a 77% reduction in Focal - to - Bilateral Tonic - Clonic Seizures (FBTCS) after 144 weeks of treatment (Expanded Access Program)

AES = American Epilepsy Society TRE = Treatment - Resistant Epilepsies CONFIDENTIAL - DO NOT DISTRIBUTE 31 Park et al. AES 2023: Long - Term Effectiveness of CBD Against Focal - Onset Seizures in TRE (50%, 75% and 100% Response Rates)  50% Responders  7 5% Responders 10 0% Responders

# Park et al. AAN 2024: Long-Term Effectiveness of CBD Against Focal-Onset Seizures in TRE (50%, 75% and 100% Response Rates)

Phytanix

**ABSTRACT** (https://index.mirasmart.com/AAN2024/SearchResults.php?Author_Institution=&Program_Number=&Topic=&Session_Name=&Author=Park%2C+Yong&Title= )

- **Long-term Effectiveness of Cannabidiol (CBD) Against Focal-onset Seizures in Treatment-resistant Epilepsies (TRE): Experience from the Expanded Access Program (EAP)**
- **Objective:** To report the effect of CBD in EAP patients with focal-onset seizures, including focal aware seizures (FAS), focal impaired awareness seizures (FIAS), and focal to bilateral tonic-clonic seizures (FBTCS).
- **Background:** Four-year EAP results demonstrated that CBD was associated with sustained seizure improvement in TRE.
- **Design / Methods:** Patients received plant-derived highly purified CBD (Epidiolex®; 100 mg/mL oral solution) starting at 2–10 mg/kg/d and further titrated to a maximum of 25–50 mg/kg/d. Percentage change from baseline in median monthly frequency of focal seizures and responder rates (RRs) across 12-week intervals through 144 treatment weeks were evaluated.
- **Results:**
- Of **892 EAP patients**, 351 (39%) experienced focal seizures. Mean (range) age: 15.8 (<1–73.2) years.
- Median (range) Anti-Seizure Medications (ASMs) at baseline: 3 (0–10). Most common ASMs: clobazam (43%), levetiracetam (35%).
- Patients withdrew mainly because of lack of efficacy (18%) or AEs (5%).
- Median CBD exposure: 684 days (range, 10–1793) & Median top CBD dose: 25 mg/kg/d (IQR, 24–31).
- Baseline median (IQR) monthly seizure frequency: 28 (4–87) for FAS, 22 (7–76) for FIAS, and 12 (4–41) for FBTCS.
- CBD treatment was associated with median reduction of 67%–99% (FAS), 61%–78% (FIAS), and 50%–81% (FBTCS).
- The **FAS Response Rates (RRs)** were **61%–88% (≥50% reduction), 45%–72% (≥75% reduction), and 20%–46% (100% reduction).**
- The **FIAS RRs** were **55%–69%, 41%–56%, and 18%–29%, respectively.**
- The **FBTCS RRs** were **52%–69%, 41%–54%, and 23%–36%, respectively.**
- Among patients with any focal seizure, 90% reported AEs and 38% serious AEs; 7% withdrew due to AEs. Five deaths, not considered treatment-related, occurred in the cohort. Most common AEs: diarrhea (40%), convulsion (24%), somnolence (21%). Liver-related AEs (>1%) were increased ALT and AST (4% each) and abnormal liver function test (3%).
- **Conclusions: CBD treatment was associated with reduction in focal seizures with an acceptable safety profile.**

AAN 2024 Annual Meeting

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PHYTANIX INTELLECTUAL PROPERTY (1) Phytanix patent families: • PTX0001 Patent Family • “ Terpenophenolic Compounds And Their Use” • Patent has been Granted • PTX0002 Patent Family • “ Terpenophenolic Scaffolds and a Method for Producing Same” • This patent builds on PTX001 family and covers more than 400 compounds CONFIDENTIAL - DO NOT DISTRIBUTE 33

# PHYTANIX INTELLECTUAL PROPERTY (2)
## Patent Family Status

Phytanix

| Patent Family Ref | Patent Owner | Country | Filing Date | Filing Code | Nat/Reg entry Date | Nat/Reg entry Number |
|---|---|---|---|---|---|---|
| PTX P0001 AUw | Phytotherapeutix Ltd* | Australia | 31 March 2021 | PCT/GB2021/050812 | 28 October 2022 | 2021248627 |
| PTX P0001 BRw | Phytotherapeutix Ltd | Brazil | 31 March 2021 | PCT/GB2021/050812 | 28 September 2022 | BR1120220196164 |
| PTX P0001 CAw | Phytotherapeutix Ltd | Canada | 31 March 2021 | PCT/GB2021/050812 | 27 September 2022 | 3,177,186 |
| PTX P0001 CNw | Phytotherapeutix Ltd | China | 31 March 2021 | PCT/GB2021/050812 | 28 November 2022 | 202180038597.7 |
| PTX P0001 EPw | Phytotherapeutix Ltd | European Patent Office | 31 March 2021 | PCT/GB2021/050812 | 24 October 2022 | 21717177.6 |
| PTX P0001 GBw | Phytotherapeutix Ltd | United Kingdom | 31 March 2021 | PCT/GB2021/050812 | 24 October 2022 | 2215746.5 |
| PTX P0001 ILw | Phytotherapeutix Ltd | Israel | 31 March 2021 | PCT/GB2021/050812 | 28 September 2022 | 296861 |
| PTX P0001 INw | Phytotherapeutix Ltd | India | 31 March 2021 | PCT/GB2021/050812 | 28 October 2022 | 202217061487 |
| PTX P0001 JPw | Phytotherapeutix Ltd | Japan | 31 March 2021 | PCT/GB2021/050812 | 30 September 2022 | 2022-560311 |
| PTX P0001 KRw | Phytotherapeutix Ltd | Republic of Korea | 31 March 2021 | PCT/GB2021/050812 | 28 October 2022 | 10-2022-7037909 |
| PTX P0001 MXw | Phytotherapeutix Ltd | Mexico | 31 March 2021 | PCT/GB2021/050812 | 23 September 2022 | MX/a/2022/011832 |
| PTX P0001 USw | Phytotherapeutix Ltd | United States of America | 30 September 2022 | 17/958,083 | 30 September 2022 | 17/958,083 |
| PTX P0001 WO | Phytotherapeutix Ltd | WIPO | 31 March 2021 | PCT/GB2021/050812 | | |
| PTX P0001 ZAw | Phytotherapeutix Ltd | South Africa | 31 March 2021 | PCT/GB2021/050812 | 28 October 2022 | 2022/11785 |
| PTX P0002 GB3 | Phytotherapeutix Ltd | United Kingdom | 30 January 2024 | GB2401215.5 | | |

*Phytotherapeutix Ltd is a UK subsidiary of Phytanix Inc.

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FORMULATION TECHNOLOGY IN - LICENSED BY PHYTANIX : Leucine improves the dissolution rate of a formulation of Ibuprofen • Leucine improves the dissolution rate of a formulation of Ibuprofen • Dissolution rate is a marker of increased oral bioavailability • Leucine increases the flowability of the powder (less sticky!) • Allows it to be spray dried more easily • Leucine allows greater compactability of the powder • Can get more powder into a single capsule • Leucine may improve the stability of the Active Pharmaceutical Ingredient (API) – to be confirmed • This will be particularly helpful for the unstable cannabinoid acids • increases the flowability of the powder (less sticky!) CONFIDENTIAL - DO NOT DISTRIBUTE 35 PHYTANIX WILL UTILISE THIS TECHNOLOGY WITH THE AIM OF INCREASING THE ORAL BIOAVAILABILITY OF ITS DRUG DEVELOPMENT CANDIDATES

PHYTANIX INC. – PROPOSED OPERATING STRUCTURE CONFIDENTIAL - DO NOT DISTRIBUTE 36 COO Colin Stott CMO (TBA) CIPO Dominic Schiller CFO (TBA) CEO Barrett Evans Executive Management Team Senior Management Team Analytical Services Director (In discussions) Regulatory Affairs Director (in discussions) Clinical Operations Director (in discussions) Guy Webber Preclinical Dev. Director (appointed) Quality Director (in discussions) Chief Medical Officer (TBA) Formulation Director (in discussions) Manufacturing Director (TBA) PHYTANIX INC. BOARD BOARD COMPOSITION TO BE AGREED VP, Botanical Cultivation (in discussions) Staff in bold text appointed or close to being appointed, subject to funding *To be appointed VP Translational Research (US) (in discussions) US, VP Discovery Research (in discussions) VP Dermatology (Cosmetics) (in discussions) CSO (TBA)

# ALETROLA RECRUITMENT:
# The Benefit of Experience in the Cannabinoid Pharma Industry

Phytanix

## EX-US (UK, & AUSTRALIA) HIRES

### Regulatory Affairs

**VP / Director Regulatory Affairs**
(ex-GW Reg Affairs >5 years CB experience) - In discussions

**Regulatory Affairs Manager**
(ex-GW Reg Affairs >10 years CB experience) - - in discussions

### Quality Assurance (QA)

**VP / Quality Director**
(ex-GW Quality – Qualified Person; > 9 years CB experience – in discussions

### Botanical Cultivation

**VP / Botanical Research & Cultivation**
(ex-GW Botanical Research Manager) – in discussions
>20 years experience in cannabis cultivation at GW

### Preclinical

**VP / Director ADME**
(>20 yrs ADME CRO experience & ex-GW ADME manager (CB experience))

### Clinical Development

**Chief Medical Officer (MD)**
(TBA)

**VP Clinical Operations**
(>15 years CB medicine experience) – in discussions

**Senior Director, Clin Operations**
(>15 years CB medicine experience) – in discussions

### Formulation Development

**VP / Director Formulation Development**
Ex-founder of Vectura – in discussions

### Technical Dept

**VP / Technical Services Director Analytical**
Experienced CB Analytical Director (10years +) - In discussions

## UNITED STATES HIRES

### US Preclinical Operations

**US Discovery Research Director (US)**
(Cannabinoid Research Specialist, 10+ years CB experience; and experienced CB Medical Sales Liaison - - in discussions

### US Clinical Operations

**US VP, Translational Research [Exact Title To Be Agreed]**
(Cannabinoid clinical research specialist and molecular biologist, 10 years CB experience; Ex-GW Clinical Operations & MSL; Ex-Canopy Director of Research - in discussions

### Manufacturing Operations

**Manufacturing Director (US)**
Experienced Pharmaceutical Manufacturing Director

**IN DISCUSSIONS WITH CANNABINOID MEDICINE EXPERIENCED PROFESSIONALS**

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ANY QUESTIONS ? CONFIDENTIAL - DO NOT DISTRIBUTE 38

July 29, 2024 CONFIDENTIAL - DO NOT DISTRIBUTE 39 APPENDIX

Schedule 1 Status of Cannabis in the USA • Cannabis is currently scheduled as Schedule 1 by the DEA under Federal Law (Controlled Substances Act 1970 & amendments) • Under the law this means that it has “No medical value” • Discussion as to whether the DEA will reschedule cannabis to Schedule 2 or Schedule 3 – yet to happen • The 2018 “Farm Bill” exempted Hemp from this control as long as the THC content was below 0.3%w/w • To date DEA has issued 8 such licences • We have an opportunity to acquire one of these 8 licences CONFIDENTIAL - DO NOT DISTRIBUTE 40

ASSET PURCHASE / IN - LICENSING AGREEMENTS IN PLACE • Phytanix has a number of Licensing / Asset Purchase Agreements in place: • Ferven Asset Purchase Agreement • The terms of this agreement enables Ferven (and thus Alterola) to use a specific micro - organism for genetic engineering for the production of cannabinoids • Nano4M Licensing Agreement • This covers the use of Nano4M nano formulation technology to be applied to Phytanix’s Active Pharmaceutical Ingredients (APIs) • This technology has already been applied to Ibuprofen • It is anticipated that this may increase bioavailability between 4 - 5 fold • Phytanix is currently in discussions with a number of parties with regard to other acquisitions / mergers / in - licensing opportunities which includes: • Extraction and Manufacturing capability • Other patented cannabinoid molecules with improved bioavailability • DEA Schedule 1 Licence CONFIDENTIAL - DO NOT DISTRIBUTE 41